                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):           October 24, 1997


                       COPLEY REALTY INCOME PARTNERS 1;
                             A LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-15430                                        04-2893293
(Commission File Number)                   (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                        02110
(Address of principal executive offices)                  (Zip Code)


                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 24, 1997, Copley Realty Income Partners 1; A Limited Partnership sold its property known as East Anaheim Distribution Center located in Anaheim, CA. The property was sold to an institutional buyer (the "Buyer") which is unaffiliated with the Partnership. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The property was sold for $4,700,000. The Partnership received net proceeds of approximately $4,668,000 and recognized a gain of approximately $830,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 1997            COPLEY REALTY INCOME PARTNERS 1;
                                         A LIMITED PARTNERSHIP
                                             (Registrant)



                                    By:  First Income Corp.,
                                         Managing General Partner


                                    By:  /s/  Wesley M. Gardiner, Jr.
                                    ---------------------------------
                                    Name:  Wesley M. Gardiner, Jr.
                                    Title:  President

Copley Realty Income Partners 1;                                       EXHIBIT A
A Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited


                                                                          Pro Forma            September 30, 1997
                                               September 30, 1997         Adjustment                Pro Forma
                                               ------------------         ----------                ---------
ASSETS


Property held for disposition                      $3,697,489              ($3,697,489)(a)                   $0

Cash and cash equivalents                             664,659                4,668,000 (a)            5,332,659
Short-term investments                                295,367                        0                  295,367
                                             -----------------        -----------------       ------------------
                                                   $4,657,515                 $970,511               $5,628,026
                                             =================        =================       ==================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                      $42,840                        0                  $42,840
Accrued management fee                                  9,017                        0                    9,017
Deferred disposition fees                             665,403                  141,000 (b)              806,403
                                             -----------------        -----------------       ------------------

Total liabilities                                     717,260                  141,000                  858,260
                                             -----------------        -----------------       ------------------

Partners' capital (deficit):
   Limited partners ($522 per unit;
    100,000 units authorized, 34,581
    units issued and outstanding)                   4,041,691                  821,216 (a)            4,862,907
   General partners                                  (101,436)                   8,295 (a)              (93,141)
                                             -----------------        -----------------       ------------------

Total partners' capital                             3,940,255                  829,511                4,769,766
                                             -----------------        -----------------       ------------------

                                                   $4,657,515                 $970,511               $5,628,026
                                             =================        =================       ==================


Copley Realty Income Partners 1;                         EXHIBIT B
A Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited



                                                                                       Pro Forma          December 31, 1996
                                                            December 31, 1996          Adjustment             Pro Forma
                                                            -----------------          ----------             ---------
Investment Activity

Property rentals                                                   $1,302,434            (494,582)(c)                  $807,852
Property operating expenses                                           (84,876)             83,926 (c)                      (950)
Depreciation and amortization                                        (206,677)            113,884 (c)                   (92,793)
Interest and other expenses                                          (114,799)                  0                      (114,799)
                                                            ------------------    -----------------           ------------------
                                                                      896,082            (296,772)                      599,310

Joint venture earnings                                                280,509                   0                       280,509
Investment valuation allowances                                      (250,000)                  0                      (250,000)
                                                            ------------------    -----------------           ------------------

     Total real estate operations                                     926,591            (296,772)                      629,819

Gain on sales of property                                             906,542             829,511 (a)                 1,736,053
                                                            ------------------    -----------------           ------------------

     Total real estate activity                                     1,833,133             532,739                     2,365,872

Interest on cash equivalents and short term investments               106,478                   0                       106,478
                                                            ------------------    -----------------           ------------------

     Total investment activity                                      1,939,611             532,739                     2,472,350


Portfolio Expenses

Management fee                                                        114,383             (33,390)(f)                    80,993
General and administrative                                            115,493              (4,250)(g)                   111,243
                                                            ------------------    -----------------           ------------------
                                                                      229,876             (37,640)                      192,236
                                                            ------------------    -----------------           ------------------

Net income                                                         $1,709,735            $570,379                    $2,280,114
                                                            ==================    =================           ==================

Net income per limited partnership unit                                $48.95              $16.33(d)                     $65.28
                                                            ==================    =================           ==================

Number of limited partnership units
  outstanding during the period                                        34,581              34,581                        34,581
                                                            ==================    =================           ==================

Copley Realty Income Partners 1;       EXHIBIT C
A Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited


                                                                                        Pro Forma         September 30, 1997
                                                              September 30, 1997        Adjustment            Pro Forma
                                                              ------------------        ----------            ---------
Investment Activity

Property rentals                                                      $395,968          (395,968)(e)                     $0
Property operating expenses                                           (100,791)          100,791 (e)                      0
Depreciation and amortization                                          (91,751)           89,162 (e)                 (2,589)
                                                              -----------------      ------------        -------------------
                                                                       203,426          (206,015)                    (2,589)

Joint venture earnings                                                  76,597                 0                     76,597

Gain on sales of property                                              507,980           829,511 (a)              1,337,491
                                                              -----------------      ------------        -------------------

     Total real estate operations                                      788,003           623,496                  1,411,499

Interest on cash equivalents and short term investments                 65,898                 0                     65,898
                                                              -----------------      ------------        -------------------

     Total investment activity                                         853,901           623,496                  1,477,397


Portfolio Expenses

Management fee                                                          67,366           (12,645)(f)                 54,721
General and administrative                                              75,040                 0                     75,040
                                                              -----------------      ------------        -------------------
                                                                       142,406           (12,645)                   129,761
                                                              -----------------      ------------        -------------------

Net income                                                            $711,495          $636,141                 $1,347,636
                                                              =================      ============        ===================

Net income per limited partnership unit                                 $20.37            $18.21 (d)                 $38.58
                                                              =================      ============        ===================


Number of limited partnership units
  outstanding during the period                                         34,581            34,581                     34,581
                                                              =================      ============        ===================


Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.